Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2013
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	0.29%	0.02%	0.19%	(6.66)%	(1.39)%
Return on equity (ratio of net income (loss) to average equity) (1)	2.38	0.17	1.55	(50.32)	(10.20)
Net interest rate spread (1)	3.21	3.25	3.39	3.51	3.69
Net interest margin (1)	3.26	3.31	3.45	3.58	3.76
Efficiency ratio, less goodwill impairment	95.28	97.81	90.40	104.78	105.04
Noninterest expense to average total assets, less goodwill impairment (1)	3.38	3.46	3.61	4.05	4.26
Average interest–earning assets to average interest–bearing liabilities	121.95	121.24	120.81	123.20	123.54
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	308	308	347	352	347

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$18,068	$18,303	$17,742	$20,361	$19,619
Interest-bearing deposits in other financial institutions	225,410	293,790	293,386	255,403	217,110
Securities, at fair value	83,409	53,014	61,273	77,832	81,748
Loans held for sale	15	276	55	2,166	551
Loans receivable, net	1,035,331	1,012,316	1,004,404	1,030,465	1,080,489
Other real estate owned, net	5,403	6,262	8,088	10,358	14,994
Stock in Federal Home Loan Bank, at cost	6,068	6,068	7,566	8,412	9,067
Premises and equipment, net	36,154	36,830	37,530	38,251	38,555
Intangible assets	2,583	2,732	2,882	3,038	3,195
Bank owned life insurance	21,881	21,797	21,715	21,645	21,562
FDIC prepaid expense	—	—	2,188	2,658	3,118
Income tax receivable	—	—	—	461	461
Other assets	7,626	9,744	9,306	10,142	9,403
Total assets	$1,441,948	$1,461,132	$1,466,135	$1,481,192	$1,499,872

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,249,833	$1,262,096	$1,271,550	$1,282,351	$1,278,196
Borrowings	2,883	2,940	2,740	5,567	6,946
Other liabilities	14,921	22,867	18,206	20,384	16,733
Total liabilities	1,267,637	1,287,903	1,292,496	1,308,302	1,301,875
Stockholders’ equity	174,311	173,229	173,639	172,890	197,997
Total liabilities and stockholders’ equity	$1,441,948	$1,461,132	$1,466,135	$1,481,192	$1,499,872
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,107	$12,276	$12,713	$13,801	$14,468
Total interest expense	882	935	994	1,059	1,036
Net interest income before provision	11,225	11,341	11,719	12,742	13,432
Provision (recovery) for loan losses	(437)	206	722	24,328	4,453
Net interest income	11,662	11,135	10,997	(11,586)	8,979
Noninterest income	1,539	1,509	2,866	1,771	1,831
Noninterest expense	12,162	12,568	13,185	15,207	16,032
Income (loss) before income tax	1,039	76	678	(25,022)	(5,222)
Income tax expense (benefit)	—	—	—	—	—
Net income (loss)	$1,039	$76	$678	$(25,022)	$(5,222)
Basic earnings (loss) per common share	$0.05	$—	$0.03	$(1.25)	$(0.26)
Diluted earnings (loss) per common share	$0.05	$—	$0.03	$(1.25)	$(0.26)

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$520	$509	$499	$550	$548
Other fee income	373	410	375	380	374
Insurance commissions and annuities income	106	86	109	151	125
Gain (loss) on sales of loans, net	32	(4)	1,417	246	210
Gain (loss) on disposition of premises and equipment	—	—	—	8	(7)
Loan servicing fees	112	114	123	115	124
Amortization of servicing assets	(49)	(85)	(59)	(68)	(61)
Recovery (impairment) of servicing assets	6	9	26	(17)	6
Earnings on bank owned life insurance	84	82	70	83	109
Trust income	172	183	181	188	171
Other	183	205	125	135	232
Total noninterest income	$1,539	$1,509	$2,866	$1,771	$1,831

Noninterest Expense
Compensation and benefits	$6,143	$6,686	$6,752	$6,278	$6,353
Office occupancy and equipment	1,797	1,805	1,948	2,019	1,904
Advertising and public relations	195	268	146	258	145
Information technology	817	816	749	813	880
Supplies, telephone, and postage	382	403	461	413	372
Amortization of intangibles	149	150	156	156	156
Nonperforming asset management	682	655	694	1,126	1,728
Loss (gain) on sales of other real estate owned	64	49	69	379	(42)
Valuation adjustments of other real estate owned	241	141	89	1,783	2,352
Operations of other real estate owned	171	232	353	344	432
FDIC insurance premiums	476	477	492	480	642
Other	1,045	886	1,276	1,158	1,110
Total noninterest expense	$12,162	$12,568	$13,185	$15,207	$16,032

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate loans	$204,205	$200,181	$209,540	$218,596	$238,810
Multi–family mortgage loans	375,786	353,924	338,502	352,019	374,164
Nonresidential real estate loans	246,524	255,429	261,207	264,672	288,976
Construction and land loans	6,429	7,152	6,933	8,552	13,774
Commercial loans	52,978	51,701	55,362	61,388	61,053
Commercial leases	161,822	157,606	147,168	139,783	121,200
Consumer loans	2,561	2,622	2,414	2,745	2,273
	1,050,305	1,028,615	1,021,126	1,047,755	1,100,250
Net deferred loan origination costs	902	798	731	745	827
Allowance for loan losses	(15,876)	(17,097)	(17,453)	(18,035)	(20,588)
Loans, net	$1,035,331	$1,012,316	$1,004,404	$1,030,465	$1,080,489

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$12,974	$3,698	$4,601	$3,864	$3,785
Multi–family mortgage loans	47,850	30,325	7,108	3,453	6,843
Nonresidential real estate loans	3,461	5,150	9,298	10,464	1,253
Construction and land loans	2,265	366	55	—	18
Commercial loans	44,897	43,745	45,822	42,352	37,898
Commercial leases	27,519	30,854	30,047	37,893	20,748
Consumer loans	970	1,090	874	1,262	1,253
	$139,936	$115,228	$97,805	$99,288	$71,798

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$9,147	$11,072	$13,365	$14,102	$13,409
Multi–family mortgage loans	22,936	15,988	20,485	19,366	20,384
Nonresidential real estate loans	14,252	10,691	12,318	20,874	5,808
Construction and land loans	2,626	140	892	1,435	78
Commercial loans	43,847	46,861	51,984	40,864	42,200
Commercial leases	23,376	20,422	24,685	17,194	20,909
Consumer loans	1,036	913	886	1,024	970
	$117,220	$106,087	$124,615	$114,859	$103,758

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,688	$1,761	$1,362	$2,873	$2,446
Multi–family mortgage loans	13,285	6,346	4,025	7,291	2,747
Nonresidential real estate loans	9,894	5,210	4,913	10,930	1,661
Construction and land loans	2,553	90	842	1,345	34
Commercial loans	3,914	2,807	6,480	7,720	7,150
Commercial leases	—	—	—	32	54
Consumer loans	—	—	2	9	6
	$31,334	$16,214	$17,624	$30,200	$14,098
(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$5,398	$5,399	$5,988	$7,299	$11,334
Multi–family mortgage loans	11,913	12,204	10,822	3,517	11,501
Nonresidential real estate loans	5,335	7,037	6,182	8,985	25,541
Construction and land loans	1,018	1,601	1,575	2,210	3,584
Commercial loans	272	689	883	256	747
Commercial leases	—	—	—	—	68
Consumer loans	2	1	11	—	6
Nonaccrual loans	23,938	26,931	25,461	22,267	52,781

Loans held for sale	15	15	15	1,752	—

Other real estate owned:
One–to–four family residential real estate loans	808	1,316	1,515	1,760	2,420
Multi–family real estate	195	—	—	720	1,985
Nonresidential real estate	1,047	1,757	2,896	3,504	4,244
Land	919	933	1,144	1,323	1,761
Other real estate owned	2,969	4,006	5,555	7,307	10,410
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	26,922	30,952	31,031	31,326	63,191

Purchased impaired loans:
One–to–four family residential real estate loans	$405	$396	$388	$380	$2,125
Multi–family mortgage loans	—	—	—	—	1,528
Nonresidential real estate loans	1,611	1,607	2,554	2,568	2,610
Construction and land loans	—	997	1,021	1,021	1,634
Commercial loans	22	21	21	20	357
Purchased impaired loans	2,038	3,021	3,984	3,989	8,254
Purchased other real estate owned:
One–to–four family residential real estate	201	179	205	320	320
Nonresidential real estate	372	372	372	462	577
Land	1,861	1,705	1,956	2,269	3,687
Purchased other real estate owned	2,434	2,256	2,533	3,051	4,584
Purchased impaired loans and OREO	4,472	5,277	6,517	7,040	12,838
Nonperforming assets	$31,394	$36,229	$37,548	$38,366	$76,029

Asset Quality Ratios
Nonperforming assets to total assets	2.18%	2.48%	2.56%	2.59%	5.07%
Nonperforming assets to total assets (1)	1.87	2.12	2.12	2.11	4.21
Nonaccrual loans to total loans	2.47	2.91	2.89	2.67	5.55
Nonaccrual loans to total loans (1)	2.28	2.62	2.49	2.29	4.80
Allowance for loan losses to nonperforming loans	61.08	57.05	59.24	64.39	33.73
Allowance for loan losses to nonperforming loans(1)	66.28	63.45	68.51	75.09	39.01

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$1,706	$2,001	$4,539	$8,100	$3,810
60 – 89 days past due	1,268	268	425	2,652	230
Matured Loans	2,740	1,839	2,670	3,550	7,801
	$5,714	$4,108	$7,634	$14,302	$11,841

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$17,097	$17,453	$18,035	$20,588	$30,878
Charge offs:
One–to–four family residential real estate loans	(528)	(176)	(369)	(7,958)	(3,145)
Multi–family mortgage loans	(902)	(374)	(236)	(4,355)	(2,159)
Nonresidential real estate loans	(138)	(153)	(79)	(10,097)	(5,435)
Construction and land loans	(16)	—	(927)	(3,273)	(806)
Commercial loans	(131)	(213)	(19)	(1,255)	(3,536)
Commercial leases	—	—	—	(53)	(68)
Consumer loans	(38)	(12)	—	(8)	(72)
	(1,753)	(928)	(1,630)	(26,999)	(15,221)
Recoveries:
One–to–four family residential real estate loans	108	85	242	41	7
Multi–family mortgage loans	3	159	57	48	11
Nonresidential real estate loans	329	103	19	6	7
Construction and land loans	193	1	2	2	6
Commercial loans	335	16	5	16	421
Commercial leases	—	—	—	—	—
Consumer loans	1	2	1	5	26
	969	366	326	118	478
Net charge–offs	(784)	(562)	(1,304)	(26,881)	(14,743)
Provision for (recovery of) loan losses	(437)	206	722	24,328	4,453
Ending balance	$15,876	$17,097	$17,453	$18,035	$20,588

Allowance for loan losses to total loans	1.51%	1.66%	1.71%	1.72%	1.87%
Net charge–off ratio (1)	0.31	0.22	0.51	9.97	5.24

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$133,094	$137,146	$131,856	$134,597	$134,474
Savings deposits	146,685	147,758	148,184	144,726	143,212
Money market accounts	341,175	340,243	345,591	349,092	346,989
Interest–bearing NOW accounts	349,622	349,942	348,059	348,683	340,425
Certificates of deposits	279,257	287,007	297,860	305,253	313,096
	$1,249,833	$1,262,096	$1,271,550	$1,282,351	$1,278,196
SELECTED AVERAGE BALANCES
Total average assets	$1,440,561	$1,453,413	$1,462,119	$1,503,759	$1,504,438
Total average interest–earning assets	1,364,625	1,373,855	1,379,156	1,416,629	1,419,829
Average loans	1,019,402	1,014,591	1,028,907	1,078,708	1,125,600
Average securities	68,109	57,022	73,284	80,485	74,260
Average stock in FHLB	6,068	6,809	8,026	8,761	9,614
Average other interest–earning assets	271,046	295,433	268,939	248,675	210,355
Total average interest–bearing liabilities	1,118,967	1,133,159	1,141,625	1,149,888	1,149,304
Average interest–bearing deposits	1,116,154	1,130,294	1,138,438	1,143,586	1,141,855
Average borrowings	2,813	2,865	3,187	6,302	7,449
Average stockholders’ equity	174,790	174,643	174,766	198,908	204,857

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.52%	3.58%	3.74%	3.88%	4.05%
Average loans	4.55	4.69	4.84	4.91	4.94
Average securities	1.40	1.54	1.39	1.55	1.83
Average other interest–earning assets	0.27	0.27	0.27	0.41	0.26
Total average interest–bearing liabilities	0.31	0.33	0.35	0.26	0.36
Average interest–bearing deposits	0.31	0.33	0.35	0.36	0.35
Average borrowings	0.28	0.28	1.02	1.52	1.39
Net interest rate spread	3.21	3.25	3.39	3.51	3.69
Net interest margin	3.26	3.31	3.45	3.58	3.76
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.09%	11.86%	11.84%	11.67%	13.20%
Tangible equity to tangible total assets (end of period)	11.93	11.69	11.67	11.49	13.02
Risk–based total capital ratio	18.15	18.38	18.59	18.01	19.53
Risk–based tier 1 capital ratio	16.90	17.12	17.33	16.75	18.27
Tier 1 leverage ratio	11.91	11.66	11.62	11.43	12.95
Tier 1 capital	$171,269	$169,823	$169,763	$168,734	$193,517
BankFinancial FSB
Risk–based total capital ratio	15.58%	15.74%	15.84%	15.32%	16.96%
Risk–based tier 1 capital ratio	14.33	14.48	14.59	14.07	15.70
Tier 1 leverage ratio	10.10	9.86	9.77	9.60	11.13
Tier 1 capital	$145,203	$143,589	$142,861	$141,629	$166,248

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.84	$8.50	$8.09	$7.42	$8.79
High	9.40	8.71	8.40	8.85	9.24
Low	8.15	7.19	7.19	6.62	7.31
Book value per share	$8.26	$8.21	$8.24	$8.20	$9.40
Tangible book value per share	$8.14	$8.08	$8.10	$8.06	$9.24
Cash dividends declared on common stock	$—	$0.02	$—	$—	$0.01
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$1,039	$76	$678	$(25,022)	$(5,222)
Average common shares outstanding	21,101,966	21,088,263	21,072,966	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,028,158)	(1,084,709)	(1,108,938)	(1,133,374)	(1,157,974)
Unvested restricted stock shares	(25,750)	(13,797)	—	—	—
Weighted average common shares outstanding	20,048,058	19,989,757	19,964,028	19,939,592	19,914,992
Plus: Dilutive common shares equivalents	6,034	556	—	—	—
Weighted average dilutive common shares outstanding	20,054,092	19,990,313	19,964,028	19,939,592	19,914,992
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	—	—	—	141,000
Weighted average exercise price of anti–dilutive options	$—	$—	$—	$—	$17.21
Basic earnings (loss) per common share	$0.05	$—	$0.03	$(1.25)	$(0.26)
Diluted earnings (loss) per common share	$0.05	$—	$0.03	$(1.25)	$(0.26)

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$1,039	$(5,222)	$1,793	$(2,087)
Provision for (recovery of) loan losses	(437)	4,453	491	7,194
	602	(769)	2,284	5,107
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	—	(1,340)	—
Nonperforming asset management	682	1,728	2,031	4,085
Loss (gain) on sale of other real estate owned	64	(42)	182	(126)
Valuation adjustments of other real estate owned	241	2,352	471	3,777
Operations of other real estate owned	171	432	756	1,334
Adjustments	1,158	4,470	2,100	9,070
Pre–tax pre–provision earnings from core operations	$1,760	$3,701	$4,384	$14,177

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.49%	0.98%	0.40%	1.24%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2013			2012
	IIIQ	IIQ	IQ	IVQ	IIIQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$1,039	$76	$678	$(25,022)	$(5,222)
Provision for (recovery of) loan losses	(437)	206	722	24,328	4,453
	602	282	1,400	(694)	(769)
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	(40)	(1,300)	—	—
Nonperforming asset management	682	655	694	1,126	1,728
Loss (gain) on sale of other real estate owned	64	49	69	379	(42)
Valuation adjustments of other real estate owned	241	141	89	1,783	2,352
Operations of other real estate owned	171	232	353	344	432
	1,158	1,037	(95)	3,632	4,470
Pre–tax pre–provision earnings from core operations	$1,760	$1,319	$1,305	$2,938	$3,701

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.49%	0.36%	0.36%	0.78%	0.98%

(1)	Annualized